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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)              June 23, 2000


                          Leading Edge Packaging, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                          Delaware 000-28868 22-3432883
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)        Identification  Number)



                          350 Fifth Avenue, Suite 3922
                            New York, New York 11018
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                (Address of Principal Executive Offices) Zip Code


  Registrant's telephone number, including area code:           (212) 239-1865
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          (Former Name or Former Address, if Changed Since Last Report)


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         ITEM  4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) The independent accountants who previously audited the Registrant's financial statements for the fiscal year ended March 31, 1999, Deloitte Touche Tohmatsu, Hong Kong, were dismissed by a vote of the Board of Directors effective June 23, 2000. The decision to change accountant was approved by the Board of Directors. The prior accountants' report was modified as to uncertainty with respect to the amounts designated as "Equity in profit to date of closure of $798,000" and "Loss on closure of $11,983,072" as to the Registrant's to continue as a going concern.

         Prior to the dismissal of Deloitte Touche Tohmatsu, there were no disagreements between the Registrant and Deloitte Touche Tohmatsu on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreement in connection with its report. Furthermore, there are no unresolved issues with the prior accountants.

         (b) The Board of Directors of the Registrant appointed Paritz & Company, LLP, 15 Warren Street, Suite 25, Hackensack, New Jersey 07401 as the Registrant's new certifying accountants to audit the Registrant's financial statements effective as June 19, 2000. Paritz & Company, LLP was not consulted concerning the application of accounting principles to an specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, nor was a written report provided to the Registrant nor oral advice given by the new accountants regarding important factors considered the Registrant in reaching its decision as to any accounting, auditing or financial reporting issue.

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ITEM  5. OTHER EVENTS.

         In previous filing of 10-Q, the Company had indicated that in view of BroadAsia LLC's inability to raise the full amount of its $3.2 million financing commitment in February 1999, the Company had to seek local Hong Kong and China financing to complete the construction of the new factory in progress. The local creditors had subsequently demanded payments. Although management had attempted to negotiate an extension with various local creditors and the landlord since November 1999, the factory was taken over by the landlord and the group of creditors. Subsequently, the Knightsbridge Investments Limited, Hong Kong bought the factory as an operating unit from the landlord and the group of creditors. Currently, the Company is exploring various opportunities in reorganization of its business.

ITEM 7.  FINANCIAL STATEMENTS

         (c) Letter from Deloitte Touche Tohmatsu regarding change of certified accountant (to be filed by Amendment)


         This report on Form 8-K contains certain statements, which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEADING EDGE PACKAGING, INC.
                                                     (Registrant)



Date: June 23, 2000                         By:  /s/  Casey K. Tjang
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                                            Casey K. Tjang, President